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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)    December 1, 2000


                             VALLEY NATIONAL BANCORP
                             -----------------------
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                                   ----------
                 (State or other jurisdiction of incorporation)

              1-11277                             22-2477875
       ------------------------        ---------------------------------
       (Commission File Number)        (IRS Employer Identification No.)

                                1455 Valley Road
                             Wayne, New Jersey 07470
                             -----------------------
                    (Address of principal executive offices)

                                 (973) 305-8800
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events
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For many years,  Valley  National Bank has maintained an automobile loan program with a major insurance company. While the loans generated by this program have been important to Valley, changing market conditions for autombile lending have reduced the volume and profitability of the program relative to other loans and investments available to the bank. As a result of the expansion of the insurance company's banking activities, Valley expects to phase out the origination of loans under this program during 2001.

All loans originated by Valley during the program will remain under the bank's ownership, and Valley expects the portfolio to amortize in its normal course. As of September 30, 2000, this portfolio represents approximately eleven percent of Valley's earning assets and the amount of the portfoloio had decreased by approximately eleven percent during the last twelve-month period. The gross yield of the portfolio for the year to date 2000 is 8.16 percent, prior to payments to the insurance company, loan losses and all costs associated with originating and maintaining the portfolio. Management anticipates that the phasing out of this program should not have a material adverse effect on future net income and, in fact, may have a positive effect.

*  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *


The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management's confidence and strategies and management's expectations about new and existing programs and products, relationships, opportunities, technology and market conditions. These statements may be identified by such forward looking terminology as "expect", "anticipate", "will", "should", "may", or similar statements or vartiations of such terms. Such forward-looking statements involve certain risks and uncertainties. These include, but are not limited to, the direction of interest rates, continued levels of loan quality and origination volume, continued relationships with major customers including sources for loans, as well as the effects of economic conditions and legal and regulatory barriers and structure. Actual results may differ materially from such forward-looking statements.
Valley assumes no obligation for updating any such forward-looking staement at any time.

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       VALLEY NATIONAL BANCORP


Dated:  December 1, 2000           By: ALAN D. ESKOW
                                       -----------------------------
                                       Alan D. Eskow
                                       Executive Vice President & Chief
                                        Financial Officer